EXHIBIT 10.35

              AGREEMENT BETWEEN NETVOICE TECHNOLOGIES, INC.
                      AND LEVEL (3) COMMUNICATIONS,
                  DATED AUGUST 11, 1999 FOR DALLAS POP

Customer Order Summary
----------------------

Order Date:    11-Aug-99

Quote ID:      000008166

Customer Information:                        Billing Information:
---------------------                        --------------------

  Site ID:     9501                            Site ID:
  Name:        NetVoice Technologies Inc.      Name:
  Address:     13747 Montfort Dr               Address:
               Ste 250
  City:        Dallas                          City:
  State:       TX                              State:
  Zip:         75240                           Zip:
  Contact:     Scott Ference
  Phone:       (972) 788-2988
  Fax:         (972) 788-2995

Product Description and Charges:
--------------------------------

                                                Monthly
                                              Recurring   Non-Recurring
SO#          Product              Quantity       Amount          Amount  Order Type
______________________________________________________________________________________
10000        Telephony Colocation    1           $700.00        $0.00       New
10001        CrossRoads              1           $900.00        $0.00       New
10002        Private Line Metro      1           $204.00        $0.00       New
10003        Private Line Metro      1           $204.00        $0.00       New
10004        Private Line Metro      1           $204.00        $0.00       New
10005        Private Line Metro      1           $204.00        $0.00       New
10006        Private Line Metro      1           $204.00        $0.00       New
10007        Private Line Metro      1           $204.00        $0.00       New
10008        CrossRoads              1           $525.00        $0.00       New
                       Total:        9         $3,349.00        $0.00


Customer Commitment:
--------------------

  Volume:  $0.00         Term:   1 Year      Ramp Up (Months):   12

Customer Approval:
-----------------

This Customer Order is governed by Level 3 Communications LLC's Terms and Conditions for Delivery of Service (which are available for Customer's review either upon request or on Level 3's web site), which are hereby incorporated into this Customer Order. Neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages. Relevant Ser5vice Detail Forms are attached hereto, setting forth specific information regarding the Services ordered by Customer.

Authorized Customer Signature: /s/ SCOTT FERENCE
                              ------------------------

Authorized Customer Name: Scott Ference           Title: Operations Manager
                                                        -------------------